UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-21236

BNY Mellon Stock Funds
(Exact name of Registrant as specified in charter)

c/o BNY Mellon Investment Adviser, Inc.
240 Greenwich Street
New York, New York 10286
(Address of principal executive offices) (Zip code)

Bennett A. MacDougall, Esq.
240 Greenwich Street
New York, New York 10286
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212)	922-6400

Date of fiscal year end:	10/31
Date of reporting period:	04/30/2020

The following N-CSR relates only to the Registrant's series listed below and does not relate to any series of the Registrant with a different fiscal year end and, therefore, different N-CSR reporting requirements. A separate N-CSR will be filed for any series with a different fiscal year end, as appropriate.

BNY Mellon International Small Cap Fund

FORM N-CSR

Item 1.	Reports to Stockholders.

BNY Mellon International Small Cap Fund

SEMIANNUAL REPORT April 30, 2020

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The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon Family of Funds.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

BNY Mellon International Small Cap Fund	The Fund

A LETTER FROM THE PRESIDENT OF BNY MELLON INVESTMENT ADVISER, INC.

Dear Shareholder:

We are pleased to present this semiannual report for BNY Mellon International Small Cap Fund, covering the six-month period from November 1, 2019 through April 30, 2020. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Stock markets performed well over the last several months of 2019. Accommodative policies from the U.S. Federal Reserve (the “Fed”), paired with healthy U.S. consumer spending, helped support valuations. Despite periodic investor concern regarding trade relations with China and global growth rates, the rally continued through the end of the calendar year, supported in part by a December announcement that the first phase of a trade deal with China was in process. U.S. equity markets reached new highs during the final months of 2019. However, the euphoria was short-lived, as concerns over the spread of COVID-19 and widespread quarantine roiled markets during the first several months of 2020; stocks posted historic losses in March 2020 but regained some ground in April.

In fixed-income markets, interest rates were heavily influenced by changes in Fed policy and investor concern over COVID-19. As stocks rallied in November and December 2019, Treasury bond prices declined, and rates across much of the yield curve rose until early in 2020, when the threat posed by COVID-19 began to emerge. A flight to quality ensued, and rates fell significantly. March 2020 brought high volatility and risk-asset spread widened. The Fed cut rates twice in March, and the government launched a large stimulus package. In April 2020, bond prices began to recover some of their prior losses.

The near-term outlook for the U.S. will be challenging, as the country continues to face COVID-19. However, we believe that once the economic effects have been mitigated, the economy will rebound. As always, we will monitor relevant data for signs of change. We encourage you to discuss the risks and opportunities in today’s investment environment with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

Renee LaRoche-Morris
President
BNY Mellon Investment Adviser, Inc.
May 15, 2020

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from November 1, 2019 through April 30, 2020, as provided by portfolio managers James A. Lydotes and Chris Yao of Mellon Investments Corporation, Sub-Investment Adviser

Market and Fund Performance Overview

For the six-month period ended April 30, 2020, BNY Mellon International Small Cap Fund’s Class A shares produced a total return of -21.75%, Class C shares returned -22.03%, Class I shares returned -21.63% and Class Y shares returned -21.64%.1 In comparison, the fund’s benchmark, the S&P Developed Ex-US SmallCap Index (the “Index”), produced a total return of -14.54% for the same period.2

International small-cap stocks lost ground over the reporting period due to the economic effects of the COVID-19 virus. The fund largely underperformed the Index, due primarily to unfavorable allocations to Germany and Japan, as well as to the consumer discretionary and industrials sectors.

The Fund’s Investment Approach

The fund seeks long-term growth of capital. To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in common stocks and other equity securities of small-cap, foreign companies. The fund considers foreign companies to be those companies organized or with their principal place of business, or majority of assets or business, in countries represented in the Index. The fund considers small-cap companies to be those companies with total market capitalizations that fall within the range of the capitalizations of the companies that comprise the Index.

The fund invests in stocks that appear to be undervalued (as measured by their price/earnings ratios) and that may have value and/or growth characteristics. The fund’s portfolio managers employ a bottom-up investment approach using proprietary quantitative models and traditional qualitative analysis to identify attractive stocks. The portfolio managers seek to allocate country weights generally in accordance with the Index and use the sector weightings of the Index as a guide, but the fund’s country and sector weightings may vary from those of the Index.

The fund’s stock selection process is designed to produce a diversified portfolio that, relative to the Index, has a below-average price/earnings ratio and an above-average earnings growth trend.

Stocks Decline Due to COVID-19 Shutdowns

The reporting period began as the market was continuing to benefit from a shift in Federal Reserve (the “Fed”) policy, which had been prompted by concerns about economic growth and corporate earnings. After surging early in 2019, U.S. markets remained steady, though investors were somewhat concerned about trade tensions and the global economy. Corporate earnings throughout the year were better than expected in the U.S., which provided some markets with relief, while U.S. consumer confidence remained resilient, supported by record low unemployment, rising wages and a tight labor market.

Later in 2019, as trade tensions and other geopolitical concerns appeared to be weighing on economic growth, the Fed reduced the federal funds rate two more times, bringing the target rate to 1.50-1.75%. Other major central banks also took actions to support their economies.

Stocks rallied in response, and as investors became optimistic about a U.S.-China trade agreement. Talks culminated in the announcement of a “Phase One” deal, reducing tensions between the world’s two largest economies. Stocks also benefited from the approval of the new

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

U.S.-Mexico-Canada Trade Agreement by the U.S. House of Representatives, potentially reducing trade uncertainty with America’s neighbors.

However, in 2020, markets experienced a correction amid growing concerns about COVID-19 in China, erasing the gain that occurred late in 2019 and early in 2020. In response, the Fed reduced the federal funds rate by 50 basis points early in March 2020, bringing the target rate down to 1.00–1.25%. The Fed made another cut in mid-March 2020, bringing the federal funds rate target to 0.0-0.25%.

In addition, the Fed and other central banks initiated various programs to ease liquidity concerns in certain markets, and government authorities introduced programs to keep small businesses afloat and provide relief to employees who had lost their jobs as a result of government-mandated business shutdowns. At the end of the reporting period, markets began to rebound as these programs took effect, and investors began to anticipate the end of government shutdowns designed to slow the spread of the virus.

Small-cap stocks declined more than the broader market during the reporting period, due primarily to their greater risk profile. In addition, while all stocks were hurt by the downturn, value-oriented stocks were hit particularly hard.

Sector and Country Selections Hampered Fund Performance

The fund’s performance versus the Index was driven largely by stock selections and allocations to Japan and Germany. In Japan, shares of Japan Hotel REIT Investment experienced a share decline due to their exposure to the travel industry, falling 58% during the period. Also, the fund’s position in Invincible Investment, a real estate investment trust focused on office, residential and hotel segments, also hindered performance, declining 57%. In the Japanese industrials sector, shares of en-japan, an online employment site, declined 42%. In Germany, the fund’s holdings of Schaeffler, a supplier to the auto industry, fell 20% on concerns about auto sales in the near term. Shares of Rheinmetall, a supplier to the auto and defense industries, also declined sharply.

On a more positive note, the fund’s performance versus the Index was helped by allocations and stock selections in Singapore and Switzerland. In Singapore, the overweight in the country was advantageous, as were certain stock selections. For example, shares of Mapletree Logistics Trust, a real estate investment trust that specializes in data centers and other technology-related properties, gained 6% during the period. In addition, a position in AEM Holdings, a company that makes testing equipment for semiconductor companies, also was beneficial, rising 58% during the period. In Switzerland, an overweight position in health care contributed positively to performance, as did an underweight in the consumer discretionary sector.

From a sector perspective, the industrials and consumer discretionary sectors detracted from performance. In the industrials sector, Signify, a lighting company based in the Netherlands, fell 30%, while shares of en-japan, an online employment company, declined on weaker volumes and earnings. In addition to the decline of Schaeffler, the fund’s position in Webjet, an Australian online travel company, also detracted from performance, falling 64%.

On a more positive note, stock selections in the utilities and communication services sectors proved advantageous. In the utilities sector, shares of Severn Trent, a water company based in the UK, gained 5%, and shares of BKW Energie, a Swiss electric utility, rose 10%. In communication services, Internet Initiative Japan, a Japanese Internet service provider, gained 47%. The fund’s position in Cogeco Communications, a cable television company based in Canada, outperformed the market, resulting in a positive contribution to the fund’s returns.

Positioned for Recovery

Much of the effect of the COVID-19 virus is priced into the market, though uncertainty remains about the duration of the shutdown and the ultimate economic impact. Support from central banks and fiscal support from governments, which has been quicker and more extensive than during the financial crisis of 2008-09, should mitigate the effects of an extended shutdown and assist in the market’s recovery. In addition, given that the economy is now in recession, the waning of the effects of the virus will mark the beginning of a new cycle of economic expansion, with expectations and market valuations being reset. With a new economic cycle, value-oriented stocks, which make up roughly half the portfolio, should benefit from a tailwind.

As of the reporting period’s end, we have found attractively valued investments in a variety of markets and industry groups. We have increased our underweight in the health care sector to an overweight, and we have added to our overweight in the information technology sector. In addition, we have reduced our overweight in the energy sector to less of an overweight, and we have moved from a neutral position in the consumer discretionary sector to an underweight. As for country allocations, we have reduced our overweight in France to an underweight, and we have added to our overweight position in Italy. In addition, we have maintained an overweight in the UK market but have reduced it somewhat, and we have added to our overweight in the Canadian market.

May 15, 2020

1 Total return includes reinvestment of dividends and any capital gains paid and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Return figures provided reflect an undertaking for the absorption of certain fund expenses by BNY Mellon Investment Adviser, Inc. through February 28, 2021, at which time it may be extended, terminated or modified. Had these expenses not been absorbed, the fund’s returns would have been lower. Past performance is no guarantee of future results.

2 Source: Lipper Inc. — The S&P Developed Ex-US SmallCap Index comprises the stocks representing the lowest 15% of float-adjusted, market capitalization in each developed country, excluding the U.S. It is a subset of the S&P Global BMI, a comprehensive, rules-based index measuring global stock market performance. Investors cannot invest directly in any index.

Please note: the position in any security highlighted with italicized typeface was sold during the reporting period.

Equities are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

Stocks of small- and/or mid-cap companies often experience sharper price fluctuations than stocks of large-cap companies.

The fund’s performance will be influenced by political, social and economic factors affecting investments in foreign companies. Special risks associated with investments in foreign companies include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability and differing auditing and legal standards. These risks are enhanced in emerging market countries. Please read the prospectus for further discussion of these risks.

Recent market risks include pandemic risks related to COVID-19. The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

The fund may, but is not required to, use derivative instruments. A small investment in derivatives could have a potentially large impact on the fund’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in BNY Mellon International Small Cap Fund from November 1, 2019 to April 30, 2020. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
Assume actual returns for the six months ended April 30, 2020

	Class A	Class C	Class I	Class Y
Expense paid per $1,000†	$6.20	$9.51	$5.10	$4.79
Ending value (after expenses)	$782.50	$779.70	$783.70	$783.60

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
Assuming a hypothetical 5% annualized return for the six months ended April 30, 2020

	Class A	Class C	Class I	Class Y
Expense paid per $1,000†	$7.02	$10.77	$5.77	$5.42
Ending value (after expenses)	$1,017.90	$1,014.17	$1,019.14	$1,019.49

†  Expenses are equal to the fund’s annualized expense ratio of 1.40% for Class A, 2.15% for Class C, 1.15% for Class I and 1.08% for Class Y, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS
April 30, 2020 (Unaudited)

Description	Shares		Value ($)
Common Stocks - 96.2%
Australia - 4.4%
Ansell	98,624		1,810,252
Beach Energy	1,040,227		1,002,797
Charter Hall Retail REIT	507,538		1,029,746
Evolution Mining	1,508,225		4,875,183
IOOF Holdings	1,246,347		3,426,405
Shopping Centres Australasia Property Group	910,391		1,306,264
Western Areas	1,738,569		2,453,068
			15,903,715
Austria - 2.0%
ams	121,381	[a]	1,580,641
BAWAG Group	121,053	[a,b]	4,120,291
Wienerberger	77,321	[a]	1,446,037
			7,146,969
Canada - 5.0%
Aecon Group	217,823		2,392,696
Air Canada	84,660	[a]	1,231,020
Aritzia	185,110	[a]	2,203,580
BRP	62,323		1,865,280
Centerra Gold	162,127		1,296,364
Cogeco Communications	36,091		2,668,289
Gibson Energy	105,347		1,500,795
Lundin Mining	512,888		2,512,947
Parex Resources	233,743	[a]	2,562,533
			18,233,504
Denmark - .8%
GN Store Nord	38,047		1,742,190
Scandinavian Tobacco Group	86,511	[b]	997,892
			2,740,082
Finland - .6%
TietoEVRY	84,433		2,059,426
France - 8.6%
Covivio	41,005		2,570,666
Edenred	85,551		3,450,405
Eiffage	69,799		5,720,648
Klepierre	164,595		3,332,203
Korian	54,549		1,835,632
Maisons du Monde	118,731	[a,b]	1,074,506
Nexity	89,487		2,748,009
Plastic Omnium	64,683		1,231,660
Teleperformance	27,543		6,177,176

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Shares		Value ($)
Common Stocks - 96.2% (continued)
France - 8.6% (continued)
Ubisoft Entertainment	39,197	[a]	2,920,612
			31,061,517
Georgia - .5%
Bank of Georgia Group	140,738		1,765,111
Germany - 3.9%
DWS Group GmbH & Co.	80,198	[a,b]	2,543,503
Rheinmetall	37,321		2,531,640
Stroeer SE & Co.	90,207	[a]	5,727,473
Talanx	94,535		3,379,440
			14,182,056
Hong Kong - .8%
Melco International Development	1,635,000		2,997,375
Ireland - 3.0%
Greencore Group	754,001		1,731,494
ICON	31,113	[a]	4,992,703
UDG Healthcare	518,318		4,103,511
			10,827,708
Isle Of Man - 1.2%
GVC Holdings	456,947		4,344,838
Italy - 4.6%
ANIMA Holding	794,013	[b]	2,815,297
Buzzi Unicem	131,449		2,581,888
Iren	513,777		1,268,617
Italgas	974,183		5,458,224
Unipol Gruppo	1,336,841		4,615,800
			16,739,826
Japan - 26.2%
Adastria	80,700		1,136,222
Amano	54,900		1,124,705
Anritsu	265,700		5,382,744
Azbil	85,800		2,261,507
DTS	202,400		3,877,831
en-japan	160,000		3,563,136
FCC	154,700		2,208,976
GLP J-REIT	2,797		3,585,142
Internet Initiative Japan	79,100		2,725,825
Invincible Investment	8,372		2,136,686
Itochu Techno-Solutions	79,100		2,411,466
Japan Aviation Electronics Industry	176,100		2,293,555
Japan Hotel REIT Investment	6,663		2,207,897
Jeol	87,400		2,589,660
Kamigumi	79,100		1,392,569
Kanamoto	164,300		3,193,640

Description	Shares		Value ($)
Common Stocks - 96.2% (continued)
Japan - 26.2% (continued)
KYOEI STEEL	98,600		1,259,016
Makino Milling Machine	66,300		1,900,740
Matsumotokiyoshi Holdings	168,800		5,842,690
NICHIAS	179,800		3,626,541
Nichirei	131,000		3,265,699
PALTAC	94,600		4,942,835
Rengo	407,300		3,202,081
Rohto Pharmaceutical	149,600		4,355,937
Round One	284,800		2,335,990
Sawai Pharmaceutical	43,600		2,378,899
Seino Holdings	291,100		3,474,522
Tamron	80,900		1,358,770
TechnoPro Holdings	56,500		3,209,096
TIS	135,800		2,602,970
Tomy	202,100		1,632,880
Toyoda Gosei	116,400		2,166,591
Yamato Kogyo	96,000		1,905,094
Zeon	395,100		3,479,188
			95,031,100
Jordan - .4%
Hikma Pharmaceuticals	53,401		1,595,089
Luxembourg - 1.7%
Aperam	58,120		1,514,342
Eurofins Scientific	8,068		4,468,982
			5,983,324
Netherlands - 3.5%
Arcadis	88,232		1,373,499
ASM International	46,721		5,151,909
Signify	232,133	[b]	4,740,424
TKH Group	42,621		1,500,937
			12,766,769
Norway - 1.1%
Leroy Seafood Group	352,523		1,875,596
Storebrand	450,909		2,268,394
			4,143,990
Portugal - .3%
NOS	276,397	[a]	1,031,927
Singapore - 3.7%
AEM Holdings	1,459,500		2,521,607
BW LPG	288,178	[b]	991,266
IGG	2,586,000		1,632,618
Mapletree Industrial Trust	2,324,700		4,174,657

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Shares		Value ($)
Common Stocks - 96.2% (continued)
Singapore - 3.7% (continued)
Mapletree Logistics Trust	3,381,140		4,265,506
			13,585,654
South Korea - 2.1%
CJ ENM	10,215		1,077,803
Dentium	35,622		1,085,825
DGB Financial Group	262,270		1,139,297
Hyundai Wia	52,169		1,414,379
KEPCO Plant Service & Engineering	72,554		1,921,863
Posco International	84,692		976,707
			7,615,874
Spain - 2.1%
Almirall	260,474	[a]	3,357,490
Euskaltel	514,463	[b]	4,105,738
			7,463,228
Sweden - 1.7%
Inwido	173,296		1,011,184
NCC, Cl. B	73,509		1,131,838
Samhallsbyggnadsbolaget i Norden	618,672		1,196,987
Swedish Orphan Biovitrum	144,077	[a]	2,799,372
			6,139,381
Switzerland - 5.9%
BKW	30,111		2,440,876
Galenica	43,662	[b]	3,126,145
Landis+Gyr Group	45,271	[a]	3,060,801
Logitech International	45,126	[a]	2,176,692
OC Oerlikon	282,773		2,120,372
Sulzer	17,602		1,246,779
Swissquote Group Holding	69,483		4,503,208
VAT Group	16,942	[b]	2,797,855
			21,472,728
United Kingdom - 11.8%
Aggreko	274,877		1,591,038
Avast	898,544	[b]	5,190,668
Britvic	616,801		5,694,478
Cairn Energy	2,627,321	[a]	3,710,203
Dart Group	192,694	[a]	1,563,257
Dialog Semiconductor	94,552	[a]	2,983,814
Halma	115,028		3,031,209
IG Group Holdings	188,961		1,797,381
Meggitt	378,948		1,334,807
NewRiver REIT	1,732,472		1,465,384
Pagegroup	694,231		3,288,506
Severn Trent	217,906		6,565,924

Description		Shares		Value ($)
Common Stocks - 96.2% (continued)
United Kingdom - 11.8% (continued)
Tate & Lyle		286,537		2,572,438
Vistry Group		208,000		2,118,529
				42,907,636
United States - .3%
Nexteer Automotive Group		2,004,000		1,033,451
Total Common Stocks (cost $386,771,305)				348,772,278

Exchange-Traded Funds - .7%
United States - .7%
iShares MSCI EAFE Small-Cap ETF (cost $2,562,649)		52,606		2,584,007
	Preferred Dividend Yield (%)
Preferred Stocks - 1.7%
Germany - 1.7%
Sartorius	0.32	10,506		2,959,504
Schaeffler	7.46	460,439		3,138,976
Total Preferred Stocks (cost $6,626,846)				6,098,480
	1-Day Yield (%)
Investment Companies - .4%
Registered Investment Companies - .4%
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $1,276,838)	0.33	1,276,838	[c]	1,276,838
Total Investments (cost $397,237,638)		99.0%		358,731,603
Cash and Receivables (Net)		1.0%		3,763,049
Net Assets		100.0%		362,494,652

ETF—Exchange-Traded Fund

REIT—Real Estate Investment Trust

aNon-income producing security.

bSecurity exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2020, these securities were valued at $32,503,585 or 8.97% of net assets.

cInvestment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Portfolio Summary (Unaudited) †	Value (%)
Capital Goods	10.4
Real Estate	8.3
Materials	7.3
Commercial & Professional Services	5.4
Software & Services	5.4
Pharmaceuticals Biotechnology & Life Sciences	5.4
Technology Hardware & Equipment	5.3
Health Care Equipment & Services	5.3
Food, Beverage & Tobacco	4.5
Utilities	4.3
Diversified Financials	4.2
Media & Entertainment	3.6
Semiconductors & Semiconductor Equipment	3.4
Automobiles & Components	3.1
Insurance	2.8
Energy	2.7
Consumer Services	2.7
Consumer Durables & Apparel	2.5
Retailing	2.3
Telecommunication Services	2.2
Transportation	2.1
Banks	1.9
Food & Staples Retailing	1.6
Household & Personal Products	1.2
Investment Companies	1.1
99.0

† Based on net assets.

See notes to financial statements.

STATEMENT OF INVESTMENTS IN AFFILIATED ISSUERS (Unaudited)

Investment Companies	Value 10/31/19 ($)	Purchases ($)	Sales ($)	Value 4/30/20 ($)	Net Assets (%)	Dividends/ Distributions ($)
Registered Investment Companies;
Dreyfus Institutional Preferred Government Plus Money Market Fund	4,496,609	409,278,495	(412,498,266)	1,276,838.4		38,923

See notes to financial statements.

STATEMENT OF FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS April 30, 2020 (Unaudited)

Counterparty/ Purchased Currency	Purchased Currency Amounts	Currency Sold	Sold Currency Amounts	Settlement Date	Unrealized Appreciation ($)
Citigroup
British Pound	1,348,453	United States Dollar	1,687,584	5/1/2020	10,796
J.P. Morgan Securities
United States Dollar	2,326,782	Japanese Yen	248,253,748	5/1/2020	13,435
United States Dollar	491,535	Singapore Dollar	692,633	5/4/2020	356
Merrill Lynch, Pierce, Fenner & Smith
United States Dollar	173,247	Australian Dollar	264,532	5/1/2020	864
Morgan Stanley
Swiss Franc	124,191	United States Dollar	127,890	5/4/2020	786
Danish Krone	1,034,593	United States Dollar	150,793	5/1/2020	1,149
UBS Securities
United States Dollar	142,771	Hong Kong Dollar	1,106,548	5/4/2020	44
Gross Unrealized Appreciation					27,430

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES

April 30, 2020 (Unaudited)

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments
Unaffiliated issuers	395,960,800	357,454,765
Affiliated issuers	1,276,838	1,276,838
Cash denominated in foreign currency	1,850,842	1,858,938
Receivable for investment securities sold		3,904,196
Tax reclaim receivable		1,452,279
Dividends receivable		1,371,020
Receivable for shares of Beneficial Interest subscribed		565,114
Unrealized appreciation on forward foreign currency exchange contracts—Note 4		27,430
Prepaid expenses		43,996
		367,954,576
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(c)		325,069
Payable for investment securities purchased		2,806,188
Payable for shares of Beneficial Interest redeemed		2,242,060
Trustees’ fees and expenses payable		12,856
Interest payable—Note 2		3,857
Other accrued expenses		69,894
		5,459,924
Net Assets ($)		362,494,652
Composition of Net Assets ($):
Paid-in capital		525,752,772
Total distributable earnings (loss)		(163,258,120)
Net Assets ($)		362,494,652

Net Asset Value Per Share	Class A	Class C	Class I	Class Y
Net Assets ($)	523,590	88,702	7,167,871	354,714,489
Shares Outstanding	49,161	8,336	672,433	33,261,905
Net Asset Value Per Share ($)	10.65	10.64	10.66	10.66

See notes to financial statements.

STATEMENT OF OPERATIONS
Six Months Ended April 30, 2020 (Unaudited)

Investment Income ($):
Income:
Cash dividends (net of $558,004 foreign taxes withheld at source):
Unaffiliated issuers	6,245,872
Affiliated issuers	38,923
Total Income	6,284,795
Expenses:
Investment advisory fee—Note 3(a)	2,695,963
Professional fees	54,255
Custodian fees—Note 3(c)	45,063
Registration fees	34,844
Trustees’ fees and expenses—Note 3(d)	31,663
Shareholder servicing costs—Note 3(c)	11,903
Prospectus and shareholders’ reports	6,788
Chief Compliance Officer fees—Note 3(c)	6,707
Loan commitment fees—Note 2	6,531
Interest expense—Note 2	3,857
Distribution fees—Note 3(b)	399
Miscellaneous	13,460
Total Expenses	2,911,433
Less—reduction in expenses due to undertaking—Note 3(a)	(4,023)
Net Expenses	2,907,410
Investment Income—Net	3,377,385
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	(44,856,622)
Net realized gain (loss) on forward foreign currency exchange contracts	101,535
Net Realized Gain (Loss)	(44,755,087)
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	(96,155,759)
Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts	27,430
Net Change in Unrealized Appreciation (Depreciation)	(96,128,329)
Net Realized and Unrealized Gain (Loss) on Investments	(140,883,416)
Net (Decrease) in Net Assets Resulting from Operations	(137,506,031)

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended April 30, 2020 (Unaudited)	Year Ended October 31, 2019
Operations ($):
Investment income—net	3,377,385	9,734,601
Net realized gain (loss) on investments	(44,755,087)	(60,187,045)
Net change in unrealized appreciation (depreciation) on investments	(96,128,329)	78,620,719
Net Increase (Decrease) in Net Assets Resulting from Operations	(137,506,031)	28,168,275
Distributions ($):
Distributions to shareholders:
Class A	(23,647)	(65,972)
Class C	(2,580)	(14,012)
Class I	(634,912)	(1,960,228)
Class Y	(21,340,163)	(84,912,018)
Total Distributions	(22,001,302)	(86,952,230)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class A	163,080	193,369
Class C	-	13,886
Class I	7,184,677	15,309,717
Class Y	46,242,869	116,760,038
Distributions reinvested:
Class A	19,939	52,715
Class C	160	1,620
Class I	561,834	1,573,261
Class Y	6,569,014	34,990,214
Cost of shares redeemed:
Class A	(154,427)	(137,126)
Class C	(2,506)	(24,087)
Class I	(13,845,851)	(18,938,120)
Class Y	(155,046,638)	(311,969,609)
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	(108,307,849)	(162,174,122)
Total Increase (Decrease) in Net Assets	(267,815,182)	(220,958,077)
Net Assets ($):
Beginning of Period	630,309,834	851,267,911
End of Period	362,494,652	630,309,834

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Six Months Ended April 30, 2020 (Unaudited)	Year Ended October 31, 2019
Capital Share Transactions (Shares):
Class Aa
Shares sold	12,039	14,915
Shares issued for distributions reinvested	1,422	4,502
Shares redeemed	(12,619)	(10,551)
Net Increase (Decrease) in Shares Outstanding	842	8,866
Class C
Shares sold	-	1,146
Shares issued for distributions reinvested	12	138
Shares redeemed	(204)	(1,802)
Net Increase (Decrease) in Shares Outstanding	(192)	(518)
Class Ia
Shares sold	643,889	1,155,545
Shares issued for distributions reinvested	40,073	134,352
Shares redeemed	(1,288,553)	(1,430,130)
Net Increase (Decrease) in Shares Outstanding	(604,591)	(140,233)
Class Ya
Shares sold	4,242,678	8,979,716
Shares issued for distributions reinvested	468,546	2,988,063
Shares redeemed	(14,850,679)	(24,364,545)
Net Increase (Decrease) in Shares Outstanding	(10,139,455)	(12,396,766)

[a] During the period ended April 30, 2020, 388,476 Class Y shares representing $4,680,349 were exchanged for 388,575 Class I shares. During the period ended October 31, 2019, 546,459 Class Y shares representing $7,394,682 were exchanged for 546,551 Class I shares, 1,710 Class A shares representing $22,707 were exchanged for 1,709 Class I shares

See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements.

	Six Months Ended
	April 30, 2020	Year Ended October 31,
Class A Shares	(Unaudited)	2019	2018	2017	2016	2015[a]
Per Share Data ($):
Net asset value, beginning of period	14.06	14.81	16.51	13.12	13.26	12.50
Investment Operations:
Investment income—net[b]	.06	.17	.12	.12	.09	.11
Net realized and unrealized gain (loss) on investments	(3.01)	.74	(1.56)	3.46	(.16)	.65[c]
Total from Investment Operations	(2.95)	.91	(1.44)	3.58	(.07)	.76
Distributions:
Dividends from investment income―net	(.46)	(.19)	(.25)	(.19)	(.07)	–
Dividends from net realized gain on investment	–	(1.47)	(.01)	–	–	–
Total Distributions	(.46)	(1.66)	(.26)	(.19)	(.07)	–
Net asset value, end of period	10.65	14.06	14.81	16.51	13.12	13.26
Total Return (%)[d]	(21.75)[e]	8.37	(8.90)	27.74	(.54)	6.08[e]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.57[f]	1.56	1.47	1.41	1.44	1.71[f]
Ratio of net expenses to average net assets	1.40[f]	1.40	1.40	1.40	1.40	1.40[f]
Ratio of net investment income to average net assets	.96f	1.29	.69	.84	.71	1.15[f]
Portfolio Turnover Rate	42.87[e]	61.08	71.34	88.11	117.57	97.46[e]
Net Assets, end of period ($ x 1,000)	524	679	584	496	561	621

a From January 30, 2015 (commencement of operations) to October 31, 2015.
b Based on average shares outstanding.
c In addition to net realized and unrealized losses on investments, this amount includes an increase in net asset value per share resulting from the timing of issuances and redemptions of shares in relation to fluctuating market values for the portfolio investments.
d Exclusive of sales charge.
e Not annualized.
f Annualized.
See notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

	Six Months Ended
	April 30, 2020	Year Ended October 31,
Class C Shares	(Unaudited)	2019	2018	2017	2016	2015[a]
Per Share Data ($):
Net asset value, beginning of period	13.94	14.68	16.39	13.02	13.18	12.50
Investment Operations:
Investment income (loss)—net[b]	.01	.07	(.01)	.01	(.00)[c]	.02
Net realized and unrealized gain (loss) on investments	(3.01)	.74	(1.53)	3.46	(.16)	.66[d]
Total from Investment Operations	(3.00)	.81	(1.54)	3.47	(.16)	.68
Distributions:
Dividends from investment income―net	(.30)	(.08)	(.16)	(.10)	–	–
Dividends from net realized gain on investment	–	(1.47)	(.01)	–	–	–
Total Distributions	(.30)	(1.55)	(.17)	(.10)	–	–
Net asset value, end of period	10.64	13.94	14.68	16.39	13.02	13.18
Total Return (%)[e]	(22.03)[f]	7.54	(9.54)	26.88	(1.21)	5.44[f]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	2.30[g]	2.29	2.15	2.09	2.12	2.88[g]
Ratio of net expenses to average net assets	2.15[g]	2.15	2.10	2.09	2.12	2.15[g]
Ratio of net investment income (loss) to average net assets	.22[g]	.51	(.03)	.07	(.02)	.23[g]
Portfolio Turnover Rate	42.87[f]	61.08	71.34	88.11	117.57	97.46[f]
Net Assets, end of period ($ x 1,000)	89	119	133	131	104	105

a From January 30, 2015 (commencement of operations) to October 31, 2015.

b Based on average shares outstanding.

c Amount represents less than $.01 per share.

d In addition to net realized and unrealized losses on investments, this amount includes an increase in net asset value per share resulting from the timing of issuances and redemptions of shares in relation to fluctuating market values for the portfolio investments.

e Exclusive of sales charge.

f Not annualized.

g Annualized.

See notes to financial statements.

	Six Months Ended
	April 30, 2020	Year Ended October 31,
Class I Shares	(Unaudited)	2019	2018	2017	2016	2015[a]
Per Share Data ($):
Net asset value, beginning of period	14.08	14.86	16.57	13.16	13.28	12.50
Investment Operations:
Investment income—net[b]	.08	.19	.16	.13	.15	.12
Net realized and unrealized gain (loss) on investments	(3.01)	.74	(1.55)	3.51	(.18)	.66[c]
Total from Investment Operations	(2.93)	.93	(1.39)	3.64	(.03)	.78
Distributions:
Dividends from investment income―net	(.49)	(.24)	(.31)	(.23)	(.09)	–
Dividends from net realized gain on investment	–	(1.47)	(.01)	–	–	–
Total Distributions	(.49)	(1.71)	(.32)	(.23)	(.09)	–
Net asset value, end of period	10.66	14.08	14.86	16.57	13.16	13.28
Total Return (%)	(21.63)[d]	8.60	(8.64)	28.15	(.23)	6.24[d]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.19[e]	1.19	1.10	1.12	1.12	1.26[e]
Ratio of net expenses to average net assets	1.15[e]	1.15	1.09	1.12	1.12	1.15[e]
Ratio of net investment income to average net assets	1.22[e]	1.45	.97	.91	1.16	1.32[e]
Portfolio Turnover Rate	42.87[d]	61.08	71.34	88.11	117.57	97.46[d]
Net Assets, end of period ($ x 1,000)	7,168	17,983	21,064	12,280	2,952	3,086

a From January 30, 2015 (commencement of operations) to October 31, 2015.

b Based on average shares outstanding.

c In addition to net realized and unrealized losses on investments, this amount includes an increase in net asset value per share resulting from the timing of issuances and redemptions of shares in relation to fluctuating market values for the portfolio investments.

d Not annualized.

e Annualized.

See notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

	Six Months Ended
	April 30, 2020	Year Ended October 31,
Class Y Shares	(Unaudited)	2019	2018	2017	2016	2015[a]
Per Share Data ($):
Net asset value, beginning of period	14.09	14.87	16.57	13.17	13.28	12.50
Investment Operations:
Investment income—net[b]	.08	.21	.16	.16	.14	.12
Net realized and unrealized gain (loss) on investments	(3.01)	.73	(1.54)	3.47	(.16)	.66[c]
Total from Investment Operations	(2.93)	.94	(1.38)	3.63	(.02)	.78
Distributions:
Dividends from investment income―net	(.50)	(.25)	(.31)	(.23)	(.09)	–
Dividends from net realized gain on investment	–	(1.47)	(.01)	–	–	–
Total Distributions	(.50)	(1.72)	(.32)	(.23)	(.09)	–
Net asset value, end of period	10.66	14.09	14.87	16.57	13.17	13.28
Total Return (%)	(21.64)[d]	8.64	(8.56)	28.10	(.16)	6.24[d]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.08[e]	1.08	1.07	1.07	1.09	1.22[e]
Ratio of net expenses to average net assets	1.08[e]	1.08	1.07	1.07	1.09	1.15[e]
Ratio of net investment income to average net assets	1.25[e]	1.54	.96	1.08	1.07	1.30[e]
Portfolio Turnover Rate	42.87[d]	61.08	71.34	88.11	117.57	97.46[d]
Net Assets, end of period ($ x 1,000)	354,714	611,528	829,486	877,921	745,636	764,708

a From January 30, 2015 (commencement of operations) to October 31, 2015.

b Based on average shares outstanding.

c In addition to net realized and unrealized losses on investments, this amount includes an increase in net asset value per share resulting from the timing of issuances and redemptions of shares in relation to fluctuating market values for the portfolio investments.

d Not annualized.

e Annualized.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

BNY Mellon International Small Cap Fund (the “fund”) is a separate diversified series of BNY Mellon Stock Funds (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering two series, including the fund. The fund’s investment objective is to seek long-term growth of capital. BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Mellon Investments Corporation (the “Sub-Adviser”), a wholly-owned subsidiary of BNY Mellon and an affiliate of the Adviser, serves as the fund’s sub-investment adviser.

The Company’s Board of Director's (the “Board”) approved, effective December 31, 2019 (the “Effective Date”), the termination of the fund’s authorized Class T shares. Prior to the Effective Date, the fund did not offer such Class T shares for purchase.

BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of the fund’s shares. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Class A, Class C, Class I and Class Y. Class A shares generally are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class C shares automatically convert to Class A shares ten years after the date of purchase, without the imposition of a sales charge. Class I and Class Y shares are sold at net asset value per share generally to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

As of April 30, 2020, MBC Investments Corp., an indirect subsidiary of BNY Mellon, held 8,000 Class A and 8,000 Class C shares of the fund.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in equity securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depository Receipts and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Company’s Board of Trustees (the “Board”). Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

For securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

Forward foreign currency exchange contracts (“forward contracts”) are valued at the forward rate and are generally categorized within Level 2 of the fair value hierarchy.

The following is a summary of the inputs used as of April 30, 2020 in valuing the fund’s investments:

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 -Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:†
Equity Securities - Common Stocks	23,226,207	325,546,071††	-	348,772,278
Equity Securities - Preferred Stocks	-	6,098,480††	-	6,098,480
Exchange-Traded Funds	2,584,007	-	-	2,584,007
Investment Companies	1,276,838	-	-	1,276,838
Other Financial Instruments:
Forward Foreign Currency Exchange Contracts†††	-	27,430	-	27,430

† See Statement of Investments for additional detailed categorizations, if any.

†† Securities classified within Level 2 at period end as the values were determined pursuant to the fund’s fair valuation procedures.

††† Amount shown represents unrealized appreciation (depreciation) at the period end, but only variation margin on exchanged traded and centrally cleared derivatives, if any, are reported in the Statement of Assets and Liabilities.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on foreign currency transactions are also included with net realized and unrealized gain or loss on investments.

Foreign Taxes: The fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, realized and unrealized capital gains on investments or certain foreign currency transactions. Foreign taxes are recorded in accordance with the fund understanding of the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the fund invest. These foreign taxes, if any, are paid by the fund and are reflected in the Statements of Operations. Foreign taxes payable or deferred as of April 30, 2020, if any, are disclosed in the fund’s Statements of Assets and Liabilities.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

(d) Affiliated issuers: Investments in other investment companies advised by the Adviser are considered “affiliated” under the Act.

(e) Risk: Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political, economic developments and public health conditions. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls and delayed settlements, and their prices may be more volatile than those of comparable securities in the U.S. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies world-wide.  Recent examples include pandemic risks related to COVID-19 and aggressive measures taken world-wide in response by governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

(f) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended April 30, 2020, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended April 30, 2020, the fund did not incur any interest or penalties.

Each of the tax years in the three-year period ended October 31, 2019 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The fund is permitted to carry forward capital losses for an unlimited period. Furthermore, capital loss carryovers retain their character as either short-term or long-term capital losses.

The fund has an unused capital loss carryover of $56,457,418 available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to October 31, 2019. The fund has $48,098,925 of short-term capital losses and $8,358,493 of long-term capital losses which can be carried forward for an unlimited period.

The tax character of distributions paid to shareholders during the fiscal year ended October 31, 2019 was as follows: ordinary income $28,716,256 and long-term capital gains $58,235,974. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2—Bank Lines of Credit:

The fund participates with other long-term open-end funds managed by the Adviser in a $927 million unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility provided by The Bank of New York Mellon (the “BNYM Credit Facility”), a subsidiary of BNY Mellon and an affiliate of the Adviser, each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions (each, a “Facility”). The Citibank Credit Facility is available in two tranches: (i) Tranche A is in an amount equal to $747 million and is available to all long-term open-ended funds, including the fund, and (ii) Tranche B is an amount equal to $180 million and is available only to BNY Mellon Floating Rate Income Fund, a series of BNY Mellon Investment Funds IV, Inc. Prior to March 11, 2020, the Citibank Credit Facility was $1.030 billion with Tranche A available in an amount equal to $830 million and Tranche B available in an amount equal to $200 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for Tranche A of the Citibank Credit Facility and the BNYM Credit Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended April 30, 2020 was approximately $448,350 with a related weighted average annualized interest rate of 1.73%.

NOTE 3—Investment Advisory Fee, Sub-Investment Advisory Fee and Other Transactions with Affiliates:

(a) Pursuant to an investment advisory agreement with the Adviser, the investment advisory fee is computed at the annual rate of 1.00% of the value of the fund’s average daily net assets and is payable monthly. The Adviser has contractually agreed, from November 1, 2019 through February 28, 2021, to waive receipt of its fees and/or assume the direct expenses of the fund, so that the direct expenses of none of the classes

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

(excluding Rule 12b-1 Distribution Plan fees, Shareholder Services Plan fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed 1.15% of the value of the fund’s average daily net assets. On or after February 28, 2021, the Adviser may terminate this expense limitation at any time. The reduction in expenses, pursuant to the undertaking, amounted to $4,023 during the period ended April 30, 2020.

Pursuant to a sub-investment advisory agreement between the Adviser and the Sub-Adviser, the Sub-Adviser serves as the fund’s sub-investment adviser responsible for the day-to-day management of the fund’s portfolio.The Adviser pays the sub-investment adviser a monthly fee at an annual percentage of the value of the fund’s average daily net assets. The Adviser has obtained an exemptive order from the SEC (the “Order”), upon which the fund may rely, to use a manager of managers approach that permits the Adviser, subject to certain conditions and approval by the Board, to enter into and materially amend sub-investment advisory agreements with one or more sub-investment advisers who are either unaffiliated with the Adviser or are wholly-owned subsidiaries (as defined under the Act) of the Adviser’s ultimate parent company, BNY Mellon, without obtaining shareholder approval. The Order also allows the fund to disclose the sub-investment advisory fee paid by the Adviser to any unaffiliated sub-investment adviser in the aggregate with other unaffiliated sub-investment advisers in documents filed with the SEC and provided to shareholders. In addition, pursuant to the Order, it is not necessary to disclose the sub-investment advisory fee payable by the Adviser separately to a sub-investment adviser that is a wholly-owned subsidiary of BNY Mellon in documents filed with the SEC and provided to shareholders; such fees are to be aggregated with fees payable to the Adviser. The Adviser has ultimate responsibility (subject to oversight by the Board) to supervise any sub-investment adviser and recommend the hiring, termination, and replacement of any sub-investment adviser to the Board.

During the period ended April 30, 2020, the Distributor retained $427 from commissions earned on sales of the fund’s Class A shares.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. During the period ended April 30, 2020, Class C shares were charged $399 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended April 30, 2020, Class A and Class C shares were charged $804 and $133, respectively, pursuant to the Shareholder Services Plan.

The fund has an arrangement with the transfer agent whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency fees For financial reporting purposes, the fund includes net earnings credits, if any, as an expense offset in the Statement of Operations.

The fund has an arrangement with the custodian whereby the fund will receive interest income or be charged an overdraft fees when cash balances are maintained. For financial reporting purposes, the fund includes this interest income and overdraft fees, if any, as interest income in the Statements of Operations.

The fund compensates BNY Mellon Transfer, Inc., a wholly-owned subsidiary of the Adviser, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended April 30, 2020, the fund was charged $2,117 for transfer agency services. These fees are included in Shareholder servicing costs in the Statement of Operations.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended April 30, 2020, the fund was charged $45,063 pursuant to the custody agreement.

During the period ended April 30, 2020, the fund was charged $6,707 for services performed by the Chief Compliance Officer and his staff. These fees are included in Chief Compliance Officer fees in the Statement of Operations.

The components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Statement of Assets and Liabilities consist of: Investment advisory fees of $292,167, Distribution Plan fees of $51, Shareholder Services Plan fees of $117, custodian fees of $28,800, Chief Compliance

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Officer fees of $4,438 and transfer agency fees of $718 which are offset against an expense reimbursement currently in effect in the amount of $1,222.

(d) Each Board member also serves as a Board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and forward contracts, during the period ended April 30, 2020, amounted to $224,937,203 and $346,138,136, respectively.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. The fund enters into International Swaps and Derivatives Association, Inc. Master Agreements or similar agreements (collectively, “Master Agreements”) with its over-the-counter (“OTC”) derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under a Master Agreement, the fund may offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment in the event of default or termination.

Each type of derivative instrument that was held by the fund during the period ended April 30, 2020 is discussed below.

Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strategy. When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. Any realized or unrealized gains or losses which occurred during the period are reflected in the Statement of Operations. The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments. The fund is also exposed to credit risk associated with counterparty nonperformance on these forward contracts, which is generally limited to the unrealized gain on each open contract. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. Forward contracts open at April 30, 2020 are set forth in the Statement of Forward Foreign Currency Exchange Contracts.

The provisions of ASC Topic 210 “Disclosures about Offsetting Assets and Liabilities” require disclosure on the offsetting of financial assets and liabilities. These disclosures are required for certain investments, including derivative financial instruments subject to Master Agreements which are eligible for offsetting in the Statement of Assets and Liabilities and require the fund to disclose both gross and net information with respect to such investments. For financial reporting purposes, the fund does not offset derivative assets and derivative liabilities that are subject to Master Agreements in the Statement of Assets and Liabilities.

At April 30, 2020, derivative assets and liabilities (by type) on a gross basis are as follows:

Derivative Financial Instruments:	Assets ($)	Liabilities ($)
Forward contracts	27,430	-
Total gross amount of derivative
assets and liabilities in the
Statement of Assets and Liabilities	27,430	-
Derivatives not subject to
Master Agreements	-	-
Total gross amount of assets
and liabilities subject to
Master Agreements	27,430	-

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The following table presents derivative assets net of amounts available for offsetting under Master Agreements and net of related collateral received or pledged, if any, as of April 30, 2020:

			Financial
			Instruments
			and Derivatives
	Gross Amount of		Available	Collateral	Net Amount of
Counterparty	Assets ($)	[1]	for Offset ($)	Received ($)	Assets ($)
Citigroup	10,796		-	-	10,796
J.P. Morgan Securities	13,791		-	-	13,791
Merrill Lynch, Pierce, Fenner & Smith	864		-	-	864
Morgan Stanley	1,935		-	-	1,935
UBS Securities	44		-	-	44
Total	27,430		-	-	27,430

[1] Absent a default event or early termination, OTC derivative assets and liabilities are presented at gross amounts and are not offset in the Statement of Assets and Liabilities.

The following summarizes the average market value of derivatives outstanding during the period ended April 30, 2020:

Average Market Value ($)
Forward contracts	421,561

At April 30, 2020, accumulated net unrealized depreciation on investments inclusive of derivative contracts was $38,478,605, consisting of 43,192,324 gross unrealized appreciation and $81,670,929 gross unrealized depreciation.

At April 30, 2020, the cost of investments inclusive of derivative contracts for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AND SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited)

At a meeting of the fund’s Board of Trustees held on November 5, 2019, the Board considered the renewal of the fund’s Management Agreement, pursuant to which the Adviser provides the fund with investment advisory and administrative services, and the Sub-Investment Advisory Agreement (together with the Management Agreement, the “Agreements”), pursuant to which Mellon Investments Corporation (the “Subadviser”) provides day-to-day management of the fund’s investments. The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Adviser and the Subadviser. In considering the renewal of the Agreements, the Board considered several factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information provided to it at the meeting and in previous presentations from representatives of the Adviser regarding the nature, extent, and quality of the services provided to funds in the BNY Mellon fund complex, including the fund. The Adviser provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. The Adviser also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the BNY Mellon fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or the Adviser) and the Adviser’s corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that the Adviser also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered the Adviser’s extensive administrative, accounting and compliance infrastructures, as well as the Adviser’s supervisory activities over the Subadviser. The Board also considered portfolio management’s brokerage policies and practices (including policies and practices regarding soft dollars) and the standards applied in seeking best execution.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, which included information comparing (1) the fund’s performance with the performance of a group of international small/mid cap growth institutional funds (the “Performance Group”) and with a broader group of retail and institutional international small/mid cap growth funds (the “Performance Universe”), all for various periods ended September 30, 2019,

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AND SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited) (continued)

and (2) the fund’s actual and contractual management fees and total expenses with those of the same group of funds in the Performance Group (the “Expense Group”) and with a broader group of institutional international small/mid-cap growth funds, excluding outliers (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Broadridge as of the date of its analysis. The Adviser previously had furnished the Board with a description of the methodology Broadridge used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Representatives of the Adviser stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations and policies that may be applicable to the fund and comparison funds. The Board discussed with representatives of the Adviser and the Subadviser the results of the comparisons and considered that the fund’s total return performance was below the Performance Group median but was above the Performance Universe median for all periods shown. The Board considered the relative proximity of the fund’s performance to the Performance Group median in certain periods when performance was below median. The Adviser also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index. The Board also noted that the fund had a four star overall rating from Morningstar based on Morningstar’s risk-adjusted return measures.

The Board reviewed and considered the contractual management fee rate payable by the fund to the Adviser in light of the nature, extent and quality of the management and sub-advisory services provided by the Adviser and the Subadviser, respectively. In addition, the Board reviewed and considered the actual management fee rate paid by the fund over the fund’s last fiscal year which reflected reductions for a fee waiver arrangement in place that reduced the investment advisory fee paid to the Adviser. The Board also reviewed the range of actual and contractual management fees and total expenses as a percentage of average net assets of the Expense Group and Expense Universe funds and discussed the results of the comparisons. The Board considered that the fund’s contractual management fee was equal to the Expense Group median contractual management fee, the fund’s actual management fee was lower than the Expense Group median and was higher than the Expense Universe median actual management fee and the fund’s total expenses were slightly higher than the Expense Group and Expense Universe median total expenses.

Representatives of the Adviser stated that the Adviser has contractually agreed, until February 28, 2021, to waive receipt of its fees and/or assume the direct expenses of the fund so that the direct expenses of none of its classes (excluding Rule 12b-1 fees, shareholder services fees, taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed 1.15% of the fund’s average daily net assets.

The Board considered the fee to the Subadviser in relation to the fee paid to the Adviser by the fund and the respective services provided by the Subadviser and the Adviser. The Board also took into consideration that the Subadviser’s fee is paid by the Adviser (out of its fee from the fund) and not the fund, and, accordingly, that the retention of the Subadviser does not increase the fees or expenses otherwise incurred by the fund and its shareholders.

Representatives of the Adviser reviewed with the Board the management or investment advisory fees paid to the Adviser or the Subadviser or its affiliates for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients. They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors. The Board considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness of the fund’s management fee. Representatives of the Adviser noted that there were no other funds advised or administered by the Adviser that are in the same Lipper category as the fund.

Analysis of Profitability and Economies of Scale. Representatives of the Adviser reviewed the expenses allocated and profit received by the Adviser and its affiliates and the resulting profitability percentage for managing the fund and the aggregate profitability percentage to the Adviser and its affiliates for managing the funds in the BNY Mellon fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not excessive, given the services rendered and service levels provided by the Adviser and its affiliates. The Board also had been provided with information prepared by an independent consulting firm regarding the Adviser’s approach to allocating costs to, and determining the profitability of, individual funds and the entire BNY Mellon fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board considered on the advice of its counsel the profitability analysis (1) as part of its evaluation of whether the fees under the Agreements, considered in relation to the mix of services provided by the Adviser and the Subadviser, including the nature, extent and quality of such services, supported the renewal of the Agreements and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Since the Adviser, and not the fund, pays the Subadviser pursuant to the Sub-Investment Advisory Agreement, the Board did not consider the Subadviser’s profitability to be relevant to its deliberations. Representatives of the Adviser stated that a discussion of economies of scale is predicated on a fund having achieved a substantial size with increasing assets and that, if a fund’s assets had been stable or decreasing, the possibility that the Adviser may have realized any economies of scale would be less. Representatives of the Adviser also stated that, as a result of shared and allocated costs among funds in the BNY Mellon fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board also considered

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AND SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited) (continued)

potential benefits to the Adviser and the Subadviser from acting as investment adviser and sub-investment adviser, respectively, and took into consideration the soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreements. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

• The Board concluded that the nature, extent and quality of the services provided by the Adviser and the Subadviser are adequate and appropriate.

• Although the Board noted the relative proximity of the fund’s performance to the Performance Group median in certain periods when performance was below median, the Board agreed to closely monitor performance and determined to approve renewal of the Agreements only through May 11, 2020.

• The Board concluded that the fees paid to the Adviser and the Subadviser continued to be appropriate under the circumstances and in light of the factors and the totality of the services provided as discussed above.

• The Board determined that the economies of scale which may accrue to the Adviser and its affiliates in connection with the management of the fund had been adequately considered by the Adviser in connection with the fee rate charged to the fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreements, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with the Adviser and its affiliates and the Subadviser, of the Adviser and the Subadviser and the services provided to the fund by the Adviser and the Subadviser. The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreements, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for the fund had the benefit of a number of years of reviews of the Agreements for the fund, or substantially similar agreements for other BNY Mellon funds that the Board oversees, during which lengthy discussions took place between the Board and representatives of the Adviser. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the fund’s arrangements, or substantially similar arrangements for other BNY Mellon funds that the Board oversees, in prior years. The Board determined to renew the Agreements through May 11, 2020.

NOTES

NOTES

NOTES

For More Information

BNY Mellon International Small Cap Fund
240 Greenwich Street
New York, NY 10286

Adviser
BNY Mellon Investment Adviser, Inc.
240 Greenwich Street
New York, NY 10286

Sub-Adviser
Mellon Investments Corporation
BNY Mellon Center
One Boston Place
Boston, MA 02108-4408

Custodian
The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent
BNY Mellon Transfer, Inc.
240 Greenwich Street
New York, NY 10286

Distributor
BNY Mellon Securities Corporation
240 Greenwich Street
New York, NY 10286

Ticker Symbols:	Class A: DYAPX Class C: DYCPX Class I: DYIPX Class Y: DYYPX

Telephone Call your financial representative or 1-800-373-9387

Mail The BNY Mellon Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@bnymellon.com

Internet Information can be viewed online or downloaded at www.bnymellonim.com/us

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.bnymellonim.com/us and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-373-9387.

© 2020 BNY Mellon Securities Corporation 4006SA0420

Item 2.	Code of Ethics .
Not applicable.

Item 3.	Audit Committee Financial Expert.
Not applicable.

Item 4.	Principal Accountant Fees and Services .
Not applicable.

Item 5.	Audit Committee of Listed Registrants.
Not applicable.

Item 6.	Investments .
(a)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment
Companies .
Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies .
Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated
Purchasers.
Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders .
There have been no material changes to the procedures applicable to Item 10.

Item 11.	Controls and Procedures .

(a) The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies .
Not applicable.

Item 13. Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

BNY Mellon Stock Funds

By:	/s/ Renee LaRoche-Morris
Renee LaRoche-Morris
President (Principal Executive Officer)

Date:	June 25, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Renee LaRoche-Morris
Renee LaRoche-Morris
President (Principal Executive Officer)

Date:	June 25, 2020

By:	/s/ James Windels
James Windels
Treasurer (Principal Financial Officer)

Date:	June 25, 2020

EXHIBIT INDEX

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940. (EX-99.CERT)

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940. (EX-99.906CERT)